SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant / X /

Filed by a party other than the Registrant / /

Check the appropriate box:

/ /	Preliminary Proxy Statement

/ /	Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e) (2))

/ /	Definitive Proxy Statement

/ X /	Definitive Additional Materials

/ /	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

PUTNAM GLOBAL NATURAL RESOURCES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /	No fee required

/ /	Fee computed on table below per Exchange Act Rule 14a 6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ /	Fee paid previously with preliminary materials.

/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Email Notification Setup Form

Work Order Number: 20001

From Address: PutnamInvestments@proxydirectmail.com

Reply to Address: internetresponse@computershare.com

Subject line: Putnam Global Natural Resources Fund Meeting of Shareholders

Email Text:

Dear Shareholder:

You are receiving this email because you consented to receive your proxy materials over the Internet. This e-mail provides the information you will need to view the Putnam Global Natural Resources Fund Proxy Statement online, access your proxy card and vote your shares.

View or download the Proxy Statement: https://www.proxy-direct.com/put20001

If you would like to receive a printed copy of the materials, please reply to this email with your mailing address and we will send you a paper copy.

Vote Your Proxy

To access your proxy card to vote your shares over the Internet, go to the website: https://www.proxy-direct.com. You will need to enter your control number and security code exactly as they appear below. If multiple control numbers and security codes appear below, you will need to vote each individually for your vote to be captured on all your accounts.

Control Number:
8 Digit Security Code:

Please cast your vote before May 28, 2009 to ensure your instructions are received in time for the meeting. Thank you for consenting to receive your proxy materials over the Internet.

Putnam Investments

PUTNAM CALL FLOW

"Hello, I'm trying to reach <s/h name>. Is he/she available? My name is ____ and I'm calling on a recorded line regarding your investment in the Putnam Global Natural Resources Fund.

We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you "would have any objections to voting along with the recommendations of your Board?"

IF Shareholder indicates they do wish to vote along with the Board:

I am recording your < >_vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

Thank you for your time and your vote Mr./Mrs. ________have a good ___!

IF shareholder says they do want to place a vote over the phone:

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

IF, after Rebuttal, Shareholder then indicates they wish to vote along with the Board:

I am recording your < >_vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

Thank you for your time and your vote Mr./Mrs. ________have a good ___!

IF, after Rebuttal, Shareholder then indicates they do not want to vote at all:

Would you like our toll free number so you can call back at your convenience? Your participation would be greatly appreciated and it would just take a brief moment to vote your shares over the phone.

Do you have a pen and paper handy? Please call <toll free> any time between 9am and 11pm EST weekdays or between Noon and 6pm on Saturday. Thank you for your time. Have a good day/evening!

If Shareholder indicates they would like to review proposals:

Read proposal directly from the statement and answer any questions.

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of the Board?

IF shareholder states they have not received the materials:

1. Confirm mailing address

2. Remind Shareholder of Mail Date and what the proxy material package would have contained:

IF shareholder still indicates they did not receive materials:

"I would like to resend you proxy materials. Do you still live at < SH street address >? Would you prefer the proxy statement emailed to you or sent via mail?"

( if via email ) You should receive your materials within the next business day.

( if via mail ) You should receive your materials within 7 to 10 business days.

"I would like to provide you with our toll free number. Do you have a pen and paper handy?

Please call < toll free > any time between 9am and 11pm EST weekdays or between Noon and 6pm on Saturday to quickly vote over the phone.

Your participation would be greatly appreciated. Thank you for your time. Have a good day/evening!"

March 26, 2007	Putnam Outbound Call Flow

Putnam/WO#20001: TOUCH-TONE TELEPHONE VOTING SCRIPT
"PUTNAM INVESTMENTS."

"Putnam Global Natural Resources Fund."
CARD TYPE: NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING
EXPECTED MAIL DATE: xxxxxxx
MEETING DATE: May 28, 2009

TEST CONTROL NUMBER (s): 001 99999 001 001
TEST SECURITY NUMBER (s): 9999 9999

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192 , THE SHAREHOLDER WILL HEAR:

"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

"To proceed, please enter the 8 digit code located in the unshaded box on your proxy card"

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

"This is the automated telephone voting site for the Meeting of Shareholders of the Putnam Global Natural Resources Fund."

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."
"To vote on EACH PROPOSAL SEPARATELY, press 0 now."

OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."	"To cancel your vote, press 2."	"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows, "You have voted AS THE BOARD RECOMMENDED."
"To hear how you have voted, press 1."	"To cancel your vote, press 2."	"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."	"To enter another vote, press 1 now."	"To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."	"To enter another vote, press 1 now."	"To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

"Proposal 1:	To vote FOR ALL nominees, press 1.	To WITHHOLD from all nominees, press 9.
To WITHHOLD FROM AN INDIVIDUAL nominee press 0."

IF THE SHAREHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:
"To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for."

"Press 0, if you have completed voting on nominees"

AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS:
"Press 1 to WITHHOLD from another nominee, or press 0 if you have completed voting on the nominees."

IF THE CONTRACT OWNER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR:
"Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES"

"Proposal 2:	To vote FOR, press 1.	To vote AGAINST, press 9.
To ABSTAIN press 0."

"Proposal 3:	To vote FOR, press 1.	To vote AGAINST, press 9.
To ABSTAIN press 0."

"Proposal 4:	To vote FOR, press 1.	To vote AGAINST, press 9.
To ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."	"To cancel your vote, press 2."	"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."
"To hear how you have voted, press 1."	"To cancel your vote, press 2."	"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."	"If you would like to start the voting process again, press 1 now."	"To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."	"If you would like to start the voting process again, press 1 now."	"To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."
Call is terminated.